SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

 CHECK THE APPROPRIATE BOX:
|X| Preliminary proxy statement
|_| Definitive proxy statement
|_| Definitive additional materials
|_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                            American List Corporation
                (Name of Registrant as Specified in Its Charter)

                            American List Corporation
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
|X| $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
|_| $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------
(2)      Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

         ----------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing of which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

         ----------------------------------------------------------------------
(2)      Form, schedule or registration statement no.:

         ----------------------------------------------------------------------
(3)      Filing party:

         ----------------------------------------------------------------------
(4)      Date filed:

         ----------------------------------------------------------------------


- ------------
1 Set forth the amount on which the filing fee is calculated and state how it was determined.


J:\DOCS\BTPM_NY_\77\0049162.01

                            AMERICAN LIST CORPORATION

                              330 Old Country Road
                             Mineola, New York 11501
                                 (516) 248-6100


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD AUGUST 5, 1996

To the Shareholders of
American List Corporation

         Notice is hereby given that the Annual Meeting of the Shareholders of American List Corporation will be held on August 5, 1996 at 10:00 a.m. local time at the offices of the Company, 330 Old Country Road, Mineola, New York 11501. The meeting is called for the following purpose:

         1.       To elect a board of five directors;

         2. To approve an amendment to the Company's Certificate of Incorporation in order to increase the number of authorized shares of Common Stock from 10,000,000 shares to 20,000,000 shares;

         3. To approve the appointment of Grant Thornton as the independent auditors of the Company; and

         4. To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

         The close of business on June 26, 1996 has been fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at, the meeting. The stock transfer books of the Company will not be closed.

         All Shareholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly. Shareholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

                                       By Order of the Board of Directors,

                                       Martin Lerner,
                                       Chairman

Dated:  June 28, 1996


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
                            AMERICAN LIST CORPORATION

                              330 Old Country Road
                             Mineola, New York 11501
                                 (516) 248-6100


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of American List Corporation (the "Company") for the Annual Meeting of Shareholders to be held at the offices of the Company, 330 Old Country Road, Mineola, New York 11501 on August 5, 1996, at 10:00 a.m. and for any adjournment or adjournments thereof, for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders. Any Shareholder giving such a proxy has the power to revoke it at any time before it is voted. Written notice of such revocation should be forwarded directly to the Secretary of the Company, at the above stated address. Attendance at the meeting will not have the effect of revoking the proxy unless such written notice is given.

         If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the directions thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in favor of the actions described in this Proxy Statement and for the election of the nominees set forth under the caption "Election of Directors."

         The approximate date on which this Proxy Statement and the accompanying form of proxy will first be mailed or given to the Company's Shareholders is June 28, 1996.

         Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting. If you do attend, you may vote by ballot at the meeting, thereby cancelling any proxy previously given.


                                VOTING SECURITIES

         Only holders of shares of common stock, par value $.01 per share (the "Shares"), of record as at the close of business on June 26, 1995, are entitled to vote at the meeting. On the record date there were issued and outstanding 4,542,403 Shares. Each outstanding Share is entitled to one vote upon all matters to be acted upon at the meeting. A majority in interest of the outstanding Shares represented at the meeting in person or by proxy shall constitute a quorum. The affirmative vote of a majority of the Shares so represented, excluding broker non-votes, is necessary to approve and ratify the amendment to the Certificate of Incorporation. If a Shareholder, present in person or by proxy, abstains on any matter, the shareholder's Shares will not be voted on such matter. Thus, an abstention from voting on any matter has the same legal effect as a vote "against" the matter, even though the Shareholder may interpret such action


J:\DOCS\BTPM_NY_\77\0049162.01
differently. Except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.


                             PRINCIPAL SHAREHOLDERS

         Set forth below is information concerning stock ownership of all persons known by the Company to own beneficially 5% or more of the Shares, each executive officer named under "Executive Compensation," each director and all directors and executive officers of the Company as a group based upon the number of outstanding Shares as of June 26, 1996. For the purposes of this Proxy Statement, beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission and generally means the power to vote or to dispose of the securities regardless of any economic interest therein.

                                                             Percent of
                                                            Outstanding
                                                              Shares
Name and Address            Shares of Common Stock         Beneficially
of Beneficial Owner           Beneficially Owned             Owned (1)
- --------------------------------------------------------------------------------


D. H. Blair Investment             711,021(2)                  15.65%
    Banking Corp.
44 Wall Street
New York, NY 10005

Martin Lerner                      227,089(3)                   4.94%
330 Old Country Road
Mineola, NY  11501

J. Morton Davis                    711,021(2)                  15.65%
44 Wall Street
New York, NY  10005

Jan Stumacher                       44,422(4)                   *

Kenton Wood                           --                       --

Ben Ermini                            --                       --

Philip Lubitz                            610                    *

Fidelity Investment                  498,480                   10.97%
82 Devonshire Street
Boston, MA  02109

All directors and               993,142(3)(4)                  21.48%
executive officers
as a group
(four persons)


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                                       -2-

- ---------------------------
*        Less than 1%

(1) Based upon 4,542,403 Shares outstanding. Except as otherwise set forth below, the named owner has the sole voting power and investment power of the Shares set forth.

(2) Consists of Shares owned by D. H. Blair Investment Banking Corp. of which J. Morton Davis, a director of the Company, is Chairman, Chief Executive Officer and sole shareholder.

(3) Includes 3,564 Shares held by his wife, as to which Mr. Lerner disclaims beneficial interest and immediately exercisable options to purchase 50,000 shares.

(4) Includes immediately exercisable options to purchase 31,500 shares of Common Stock, 1,072 Shares held by his wife, and 6,000 Shares held in custodial accounts for the benefit of their three children. Does not include 75,000 shares issuable upon exercise of options granted to Mr. Stumacher which are not exercisable in the next 60 days.


                              ELECTION OF DIRECTORS

         At the meeting, five directors will be elected by the Shareholders to serve until the next Annual Meeting of Shareholders or until their successors are elected and shall qualify. It is intended that the accompanying proxy will be voted for the election, as directors, of the five persons named below, unless the proxy contains contrary instructions. The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the persons named in the proxy have advised that they will vote for the election of such person or persons as shall be designated by the Management.

         The following sets forth the names and ages of the five nominees for election to the Board of Directors, their respective principal occupations or employments during the past five years and the period during which each has served as a director of the Company.

         MARTIN LERNER (63) has been Chairman of the Board of Directors, President and Treasurer of the Company since 1965. Mr. Lerner also serves on the Board of Directors of the National Center for Missing and Exploited Children.

         J. MORTON DAVIS (67) has been Chairman of D.H. Blair Investment Banking Corp., a member of the New York Stock Exchange, or its predecessor entity for more than the last five years. He has been a Director of the Company since 1983.

         KENTON WOOD (49) has been Chairman or President of D.H. Blair & Co., Inc., a member of the New York Stock Exchange for more than the last five years. He has been a Director of the Company since 1991.


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                                       -3-

         BEN ERMINI (60) has been Director of Case Management of the National Center for Missing and Exploited Children for more than the last five years. He has been a Director of the Company since 1992.

         PHILIP LUBITZ (63) has been President of the Dover Group, an employee benefits consulting firm, for more than the last five years. He has been a Director of the Company since 1992.

         There was one meeting of the Board of Directors of the Company during the fiscal year ending February 29, 1996 and action was taken by consent six times. The Company has a Stock Option Committee of the Board of Directors currently comprised of Messrs. Lerner and Stumacher which administers the Company's 1992 Stock Option Plan. The Stock Option Committee took action by consent four times during this past fiscal year. The Company has an Audit Committee currently comprised of Messrs. Ermini and Lubitz to review the adequacy of the Company's internal controls and other financial reporting matters. The Company has no nominating committee of the Board of Directors.


                             EXECUTIVE COMPENSATION

         The following summary compensation table sets forth the aggregate compensation paid or accrued by the Company to the Chief Executive Officer and to executive officers whose annual compensation exceeded $100,000 for the fiscal year ended February 28, 1996 (collectively, the "named executive officers") for services during the fiscal years ended February 28 or 29, 1996, 1995 and 1994:

                           SUMMARY COMPENSATION TABLE

                                                                                 Long Term
Name and                                  ANNUAL COMPENSATION                 COMPENSATION               All Other
Principal Position          Year          Salary           Bonus                 Options (#)         Compensation
- -------------------------------------------------------------------------------------------------------------------

Martin Lerner                1996          $218,187           $731,813             --                       $24,372
  President and              1995           212,881            737,119           50,000                      24,250
  Chief Executive            1994           207,470            727,576             --                        30,000
  Officer

Jan Stumacher                1996           425,000            162,740             --                        24,372
  Vice President             1995           425,000            181,654           90,000                      24,250
                             1994            82,981            503,616            8,250                      30,000


(1) Includes amounts paid pursuant to pension and profit sharing plans. The pension plan contributions by the Company are credited to the account of each employee and are based upon a percentage of salary. Contributions for the profit sharing plan are determined each year by the Board of Directors and are allocated proportionately by salaries to each employee's account.


J:\DOCS\BTPM_NY_\77\0049162.01

         The following table sets forth certain information with respect to individual grants of stock options made during the fiscal year ended February 29, 1996 to each of the named executive officers:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                       Potential
                                                                                                  Realizable Value at
                                                                                                    Assumed Annual
                                                                                                 Rates of Stock Price
                                                                                                     Appreciation
                                              INDIVIDUAL GRANTS                                    FOR OPTION TERM(1)
                                              -----------------                                    ------------------

                                               % of
                                           Total Options
                                            Granted to          Exercise
                           Options           Employees           or Base      Expiration
Name                     Granted (#)      in Fiscal Year      Price ($/Sh)       Date            5%($)         10%($)
- -------------------------------------------------------------------------------------------------------------------------

Martin Lerner              50,000               87%              $21.00        04/10/05         $52,500       $105,000

Jan Stumacher                --                 --                 --             --              --             --


(1) Amounts for the named executive officers shown under the "Potential Realizable Value" columns above have been calculated by multiplying the exercise price by the annual appreciation rate shown (compounded for the term of the options), subtracting the exercise price per share and multiplying the gain per share by the number of shares covered by the options.

         The following table sets forth certain information with respect to the number and value of unexercised options held by the named executive officers as of February 29, 1996:


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                                                       Value of
                                                                                Number of             Unexercised
                                                                               Unexercised           In-the-Money
                                                                               Options at             Options at
                                                                               FY-End (#)             FY-End ($)

                                     Shares Acquired         Value            Exercisable/           Exercisable/
Name                                 on Exercise(#)       Realized($)         Unexercisable          Unexercisable
- -------------------------------------------------------------------------------------------------------------------

Martin Lerner                              --                 --                50,000/0            $625,000/$ ---
Jan Stumacher                              --                 --              31,500/75,000       $609,625/$1,162,500


J:\DOCS\BTPM_NY_\77\0049162.01

                      STOCK PRICE PERFORMANCE PRESENTATION

         The following chart compares the cumulative total shareholder return on the Company's Shares with the cumulative total shareholder return of (i) the American Stock Exchange Index and (ii) a peer group index consisting of companies reporting under the Standard Industrial Classification Code 7331 (Direct Mail Advertising Services). The comparisons in this table are not intended to forecast or be inductive of possible future performance of the Company's Common Stock.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                     AMONG AMERICAN LIST CORPORATION ("ALC")
             AMERICAN STOCK EXCHANGE INDEX AND PEER GROUP INDEX (1)









                                PLACE CHART HERE








- ----------------

(1) Assumes $100 invested March 1, 1990 on and assumes dividends reinvested. Measurement points are at the last trading day of the fiscal years ended February 28 or 29, 1991, 1992, 1993, 1994, 1995 or
         1996. The material in this chart is not soliciting material, is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.


J:\DOCS\BTPM_NY_\77\0049162.01

             EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
                         CHANGE-IN-CONTROL ARRANGEMENTS

         On August 15, 1983, Martin Lerner entered into an employment agreement (the "Lerner Agreement") with the Company to serve as President of the Company for a base annual salary of $218,187 (as adjusted for changes in the Cost of Living index) plus, for each fiscal year during which the Company has pre-tax net income of at least $1,943,082 (adjusted, commencing in fiscal 1987, for changes in the Cost of Living Index), an incentive bonus equal to 5% of the pre-tax net income of the Company provided pre-tax net income is at least $1,943,082 7 1/2% of the next $200,000 of pre-tax net income and 10% of any pre-tax net income in excess thereof (in each case subject to the cost of living adjustment referred to above). In addition, commencing August 15, 1986, the Lerner Agreement provides for an annual cost of living increase, based on the increase in the Cost of Living Index as of July of each employment year over the Cost of Living Index for the month of July, 1985. The initial term of the Lerner Agreement was for eight years expiring on August 14, 1991. The Lerner Agreement is currently subject to automatic renewal from year to year unless either the Company or Mr. Lerner gives six months written notice of termination which shall become effective as of August 15 in any year.

         On April 10, 1995, the Lerner Agreement was amended to provide that the maximum annual payable to Mr. Lerner for any employment year would be $950,000. In addition, Mr. Lerner was granted 10-year options to purchase 50,000 shares of Common Stock at an exercise price of $21 per share.

         In July 1994, Jan Stumacher entered into an employment agreement (the "Stumacher Agreement") with American Student List Company, Inc. ("ASL"), the Company's wholly-owned subsidiary, to serve as Executive Vice President of ASL for a base annual salary of $425,000 per annum retroactive to the fiscal year ended February 28, 1995. The Stumacher Agreement also provides for an incentive bonus equal to eight (8%) percent of any annual increase in the pre-bonus operating income (as defined) of the Company over the preceding year. In the event the pre-bonus operating income of the Company decreases for any given fiscal year, the amount used as the preceding year's pre-bonus operating income in the calculation of the ensuing years bonus will be the highest pre-bonus operating income determined in any previous year. Pursuant to the Stumacher Agreement, the Company granted Mr. Stumacher options to purchase 90,000 shares at an exercise price of $18.00 per share.

         The initial term of the Stumacher Agreement expires on February 28, 2001 after which time it is renewable at Mr. Stumacher's option for up to three additional one-year periods; provided, however, that the Company is not obligated to renew if the Company's pre-bonus operating income for the fiscal year's ending February 28, 2002 or 2003, respectively, is less than that of the fiscal year ending February 28, 2001. The Stumacher Agreement contains confidentiality provisions and a two-year post termination non-competition provision.


                      COMPLIANCE WITH SECTION 16(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such executive officers, directors, and

J:\DOCS\BTPM_NY_\77\0049162.01
greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons.

         Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and greater than 10% beneficial owners were complied with.


                     BOARD REPORT ON EXECUTIVE COMPENSATION1

         The Board of Directors' informal executive compensation philosophy (which applies generally to all Company management, including the President and Chief Executive Officer, Martin Lerner) considers a number of factors, which may include providing levels of compensation competitive with companies at a comparable stage of development and in the Company's geographic area, integrating management's pay with the achievement of performance goals, rewarding above average corporate performance, recognizing and providing incentive for individual initiative and achievement, and assisting the Company in attracting and retaining qualified management. Senior management's compensation is weighted more in part toward compensation contingent upon the Company achieving certain business and financial objectives. The Board of Directors also endorses the position that equity ownership by management is beneficial in aligning management's and shareholder's interest in the enhancement of shareholder value by providing management with longer-term incentives. Accordingly, compensation structures for management generally include a combination of salary, bonuses and stock options.

         The compensation received during the year ended December 31, 1995 by Mr. Lerner was governed by an employment agreement entered into by the Company and Mr. Lerner in August 1983 and amended in April 1995.

         The Board of Directors does not have a compensation committee. Compensation levels are determined by Mr. Lerner after consultation with the heads of various operational departments and the other members of the Board of Directors.









- --------
       1   The material in this report is not soliciting material, is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

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                                       -8-

            PROPOSAL - AMENDMENT TO THE CERTIFICATE OF INCORPORATION

         The Board of Directors has unanimously adopted a resolution to amend the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 10,000,000 to 20,000,000. The Company believes this amendment will increase the flexibility of the Company to raise additional equity capital, if necessary, or to pursue potential acquisitions, and enable the Company to declare stock distributions. The Board of Directors would be empowered to issue additional shares as it determines without further action by the shareholders. The Board of Directors does not have any current plans to issue any shares in any public or private offering, for an acquisition or otherwise. As of June 26, 1996, there were 4,542,403 shares outstanding, including 110,000 treasury shares, and 187,005 shares reserved for issuance upon exercise of outstanding options and warrants.

         If this proposal is approved, Article FOURTH of the Company's Certificate of Incorporation would be replaced in its entirety by the following:

                FOURTH: The Corporation shall be authorized to issue Twenty Million (20,000,000) shares of common stock, each share having a par value of $.01.

         The Board of Directors is not aware of any attempt to gain control of the Company nor is it recommending this amendment to increase the number of authorized shares of Common Stock in response to any specific effort to obtain control of the Company. The proposed amendment to increase the number of authorized shares of Common Stock is not designed as nor intended to be an anti-takeover measure; however, the authorized but unissued shares of Common Stock could be used by incumbent management to make a change in control of the Company more difficult and time-consuming. Under certain circumstances, such unissued shares could be used to create obstacles or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company with a view to instituting a merger, sale of all or part of the Company's assets, or other similar transaction which may not be in the best interest of the shareholders.

         It is expected that the proposed amendment, if approved by the shareholders, will be made effective on or about August 7, 1996 by the filing and recording of an appropriate Certificate of Amendment as required under Delaware law.

         The affirmative vote of the holders of a majority of the Shares outstanding and entitled to vote thereon is required to adopt this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.


                       APPOINTMENT OF INDEPENDENT AUDITORS

         The Management of the Company recommends the appointment of Grant Thornton, Certified Public Accountants, as the Company's independent auditors. Grant Thornton has been the Company's auditors for the past fiscal year and has no direct or indirect financial interest in the Company. A representative of Grant Thornton is expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement if he or she desires to do so, and shall be available to respond to appropriate questions.



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                                       -9-

                                     GENERAL

         The Management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

         The Company will bear the cost of preparing, printing, assembling and mailing the proxy, Proxy Statement and other material which may be sent to Shareholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at the request of the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or telegraph. The Company does not expect to pay any compensation for the solicitation of proxies.

                  The Company will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended February 29, 1996 (as filed with the Securities and Exchange Commission) including the financial statements thereto. All such requests should be directed to Martin Lerner, President, American List Corporation, 330 Old Country Road, Mineola, New York 11501.


                              SHAREHOLDER PROPOSALS

         The Annual Meeting of Shareholders for the fiscal year ending February 28, 1997 is expected to be held in August 1997. All proposals intended to be presented at the Company's next Annual Meeting of Shareholders must be received at the Company's executive office no later than February 25, 1997, for inclusion in the Proxy Statement and form of proxy related to that meeting.


                                        By Order of the Board of Directors,


                                        Martin Lerner,
                                        Chairman

Dated: June 28, 1996

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                                      -10-

                                                                           PROXY
                            AMERICAN LIST CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints Martin Lerner as proxy to represent the undersigned at the Annual Meeting of Shareholders to be held at the offices of the Company, 330 Old Country Road, Mineola, New York 11501 on August 5, 1996 at 10:00 a.m. and at any adjournment thereof, and to vote the shares of stock the undersigned would be entitled to vote if personally present, as indicated below.

1.   ELECTION OF DIRECTORS

|_| FOR all nominees listed below             |_|  WITHHOLD AUTHORITY to vote
    (except as marked to the contrary below)       for all nominees listed below

     Martin Lerner, J. Morton Davis, Kenton Wood, Ben Ermini, Philip Lubitz

INSTRUCTION:  To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.)
              ------------------------------------------------------

2.   Amendment to the Certificate of Incorporation
          |_|  FOR             |_|   AGAINST                  |_|  ABSTAIN

3.   The appointment of Grant Thornton as independent auditors.
          |_|  FOR             |_|   AGAINST                  |_|  ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting.

         The Shares represented by this proxy will be voted as directed. If no contrary instruction is given, the Shares will be voted FOR the election of the nominees, FOR the amendment of the Certificate of Incorporation and FOR the appointment of Grant Thornton.

                                   DATED:____________________________, 1996


                                   ----------------------------------------
                                                   Signature

                                   ----------------------------------------
                                         Signature, if held jointly

                                   (Please date, sign as name appears at the left, and return promptly. If the Shares are registered in the names of two or more persons, each should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title. Please note any changes in your address alongside the address as it appears in the proxy.